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                                                                   EXHIBIT 10.47
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                                                          [FINAL] EXECUTION COPY

                                 AMENDMENT NO. 6
                          dated as of October 10, 2001
                                       to
                           LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 6 dated as of October 10, 2001 (this "Amendment") is made between Nabi, a Delaware corporation (the "Borrower"), the financial institutions party from time to time to the Loan Agreement referred to below (the "Lenders"), and Bank of America, N.A., a national banking association, as agent for the Lenders (in that capacity, together with any successors in that capacity, the "Agent").

                             Preliminary Statements

         The Borrower, the Lenders and the Agent are parties to a Loan and Security Agreement dated as of September 12, 1997, as amended by Amendment No. 1 and Waiver dated November 14, 1997, Amendment No. 2 and Waiver dated March 30, 1998, Amendment No. 3 and Waiver dated as of March 1, 1999, Amendment No. 4 dated as of February 1, 2000 and Amendment No. 5 dated as of October 25, 2000 (the "Loan Agreement"; unless otherwise defined herein, terms are used herein as defined in the Loan Agreement).

         The Borrower has requested that the Lenders amend certain provisions of the Loan Agreement as hereinafter set forth, and the Lenders have agreed, upon and subject to the terms, conditions and provisions of this Amendment.

                             Statement of Agreement

         NOW, THEREFORE, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Amendment to Loan Agreement. The Loan Agreement is hereby amended, subject to the provisions of Section 2 of this Amendment,

         (a) by amending Section 7.1 Collection of Receivables by adding at the end thereof a new subsection (d) to read as follows:


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                  (d)      Notwithstanding the foregoing, the Borrower shall not
         be required to comply with the provisions of SECTIONS 7.1(B) and (C) with respect to the collection and remittance of proceeds of Collateral unless and until the Borrower has Revolving Credit Loans outstanding, on the average, in an aggregate principal amount greater than $1,000,000 for a period of five consecutive Business Days and the Agent shall have given notice to the Borrower of its intention to require compliance with such provisions.

         (b) by amending subsection (c) of Section 7.12 Information and Reports in its entirety to read as follows:

                  (c) Borrowing Base Certificate. The Borrower shall deliver to the Agent and the Lenders (i) whenever there are Revolving Credit Loans outstanding in an aggregate principal amount in excess of $1,000,000 and Revolving Credit Availability is less than $10,000,000, on the third day of each week, a Borrowing Base Certificate prepared as of the close of business on the last Business Day of the preceding week and (ii) at any other time, not later than the 15th day of each month, a Borrowing Base Certificate prepared as of the close of business on the last day of the preceding month.

         (c) by amending Section 10.5 Capital Expenditures in its entirety to read as follows:

                  SECTION 10.5 Capital Expenditures. Make or incur any Capital Expenditures, in excess in the aggregate, of the amount set forth below for the Fiscal Year of the Borrower set forth opposite such amount:

                  Fiscal Year                                 Amount
                  -----------                                 ------
                  1998                                        $33,500,000

                  1999                                        $24,000,000

                  2000                                        $27,900,000

                  2001                                        $17,500,000

                  Each Fiscal Year thereafter                 $10,000,000 or such greater or
                                                              lesser amount as may be agreed
                                                              to by the Borrower and the
                                                              Required Lenders

         Section 2. Effectiveness of Amendment. This Amendment shall become effective as of the date hereof on the date (the "Amendment No. 6 Effective Date") on which the Agent shall have received (1) counterparts of this Amendment duly executed and delivered by the Borrower, each Lender and the Agent, which shall be in form and substance satisfactory to the Agent and in sufficient copies for each Lender, (2) a certificate of the president or chief financial officer of the Borrower stating that, to the


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best of his knowledge and based on an examination sufficient to enable him to make an informed statement, (i) all of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct in all material respects on and as of the Amendment No. 6 Effective Date, and (ii) no Default or Event of Default exists (and the Administrative Agent shall be satisfied as to the truth and accuracy thereof), (3) the Confirmation of Guarantors attached hereto as ANNEX A duly executed and delivered by each Guarantor; and (4) such other documents and instruments as the Agent or any Lender may reasonably request.

         Section 3. Representations and Warranties. The Borrower hereby makes the following representations and warranties to the Agent and the Lenders, which representations and warranties shall survive the delivery of this Amendment and the making of additional Loans under the Loan Agreement as amended hereby:

         (a) Authorization of Agreements. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment and each other agreement contemplated hereby to which it is a party in accordance with their respective terms. This Amendment and each other agreement contemplated hereby to which it is a party have been duly executed and delivered by the duly authorized officers of the Borrower and each is, or each when executed and delivered in accordance with this Amendment will be, a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

         (b) Compliance of Agreements with Laws. The execution, delivery and performance of this Amendment and each other agreement contemplated hereby to which the Borrower is a party in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise,

                  (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower or any of its Subsidiaries,

                  (ii) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or by-laws or any shareholders' agreement of the Borrower or any of its Subsidiaries, any material provisions of any indenture, agreement or other instrument to which the Borrower, any of its Subsidiaries or any of Borrower's or such Subsidiaries' property may be bound or any Governmental Approval relating to the Borrower or any of its Subsidiaries, or

                  (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower other than the Security Interest.

         Section 4. Expenses. The Borrower agrees to pay or reimburse on demand all costs and expenses, including, without limitation, reasonable fees and disbursements of counsel, incurred by the Agent in connection with the negotiation, preparation,


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execution and delivery of this Amendment and the other Loan Documents contemplated hereby.

         Section 5. Effect of Amendment. From and after the Amendment Effective Date, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         Section 6.    Counterpart Execution; Governing Law.

         (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart signature page of any party hereto by facsimile transmission shall be effective as delivery of a manually delivered counterpart thereof.

         (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, without giving effect to the conflict of laws principles thereof.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[CORPORATE SEAL]                                             BORROWER:

Attest:                                                      Nabi


By: /s/ Phyllis E. Link                                      By: /s/ Robert B. Naso, Ph.D.
    ----------------------------------------                    ------------------------------------
     Name: Phyllis E. Link                                      Name: Robert B. Naso, Ph.D.
           ---------------------------------                          ------------------------------
     Title: Manager, Project Management                         Title: Senior Vice President
            --------------------------------                           -----------------------------



                                                             AGENT:

                                                             BANK OF AMERICA, N.A.


                                                             By: /s/ Andrew A. Doherty
                                                                -------------------------------------
                                                                Name: Andrew A. Doherty
                                                                     --------------------------------
                                                                Title: Vice President
                                                                      -------------------------------


                                                             LENDERS:

                                                             BANK OF AMERICA, N.A.


                                                             By: /s/ Andrew A. Doherty
                                                                -------------------------------------
                                                                Name: Andrew A. Doherty
                                                                     --------------------------------
                                                                Title: Vice President
                                                                      -------------------------------


                                                             FLEET CAPITAL CORPORATION


                                                             By: /s/ Norris C. Locke, Jr.
                                                                -------------------------------------
                                                                Name: Norris C. Locke, Jr.
                                                                     --------------------------------
                                                                Title: Vice President
                                                                      -------------------------------


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                                                                         ANNEX A

                     CONSENT AND CONFIRMATION OF GUARANTORS

         The undersigned, each in its capacity as a Guarantor under the Subsidiary Guaranty dated as of September 12, 1997 (as modified or amended to date, the "Subsidiary Guaranty"), in favor of the Lenders, hereby confirms, for the benefit of the Borrower and the Lenders, that (1) such Guarantor is a Subsidiary of Borrower, (2) such Guarantor has received a copy of Amendment No. 6 dated as of October 10, 2001 and consents thereto (to the extent such consent may be required) and (3) the Subsidiary Guaranty of which such Guarantor is the maker constitutes a continuing, unconditional, guaranty of the Secured Obligations under and as defined in the Subsidiary Guaranty. Each of the undersigned is and continues to be liable under the Subsidiary Guaranty in accordance with the terms thereof, notwithstanding the execution and delivery of the aforesaid Amendment.

Dated:  October 30, 2001

                                       BIOMUNE CORPORATION


[CORPORATE SEAL]                       By: /s/ Thomas H. McLain
                                          --------------------------------------
                                          Name: Thomas H. McLain
                                               ---------------------------------
                                          Title: Treasurer
                                                --------------------------------


                                       NABI FINANCE, INC.


[CORPORATE SEAL]                       By: /s/ Thomas H. McLain
                                          --------------------------------------
                                          Name: Thomas H. McLain
                                               ---------------------------------
                                          Title: President
                                                --------------------------------



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